                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) December 11, 2001

                         Health Management Systems, Inc.
             (Exact name of registrant as specified in its charter)

            New York                0-20946             13-2770433
     State of Incorporation     Commission File      (I.R.S. Employer
                                    Number         Identification Number)

                 401 Park Avenue South, New York, New York 10016
               (Address of principal executive offices, zip code)

                                 (212) 685-4545
              (Registrant's telephone number, including area code)

                                 Not Applicable
             (Former name, former address, and former fiscal year,
                         if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On December 11, 2001, Health Management Systems, Inc., ("HMS" or the "Company") consummated the sale of all of the issued and outstanding capital stock of its healthcare decision support software systems and services business, Health Care microsystems, Inc. ("HCm"), a wholly owned subsidiary, which operated as the Company's Decision Support Group, for $9.8 million. The assets of HCm largely consisted of accounts receivable, capitalized software costs and property and equipment. HCm was sold to Avega Partners, Inc. (the "Purchaser"), an entity owned by the executive management team of HCm, including Mr. Robert V. Nagelhout, a then member of the Company's Board of Directors. Proceeds from the sale, which are subject to reduction for certain post closing price adjustments and transaction costs estimated at $0.3 million and $0.4 million, respectively, were $9.2 million in cash and the assumption, by the Purchaser, of $0.6 million of the Company's liabilities. The net gain from this transaction is estimated to be approximately $2.6 million and will be reported as a component of discontinued operations in the Company's Form 10-K filing for the fiscal year ending December 31, 2001. The sale price was determined by arms length negotiation between the management of the Company and the Purchaser, within parameters established by the Board of Directors of the Company, excluding Mr. Nagelhout. Additionally, the Company obtained a fairness opinion regarding the sale price, prepared by an independent investment banking firm. Mr. Nagelhout has since resigned from the Company's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF HEALTH MANAGEMENT SYSTEMS, INC.

The unaudited pro forma condensed consolidated financial information reflects pro forma adjustments that are based upon available information and certain assumptions that we believe are reasonable. The unaudited pro forma financial information does not purport to represent the results of operations or financial position that would have resulted had the sale of HCm, to which pro forma effect is given, been consummated as of the dates or for the periods indicated.

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as if it had occurred on July 31, 2001. For purposes of the unaudited pro forma condensed consolidated statements of operations, HCm's results of operations during the years ended October 31, 2000, 1999 and 1998 have been eliminated from the Company's historical consolidated statements of operations for the fiscal years ended October 31, 2000, 1999 and 1998 as if the sale of that business occurred at the beginning of such years. In addition, HCm's unaudited results of operations during the nine months ended July 31, 2001 have been eliminated from the Company's historical consolidated statement of operations for the nine months ended July 31, 2001 as if the sale had occurred on November 1, 2000. The expected gain on the sale of HCm is not considered in the presented unaudited pro forma condensed consolidated statements of operations.

In July 2001, the Company discontinued the operations of its Payor Systems Group ("PSG") and began an orderly closure of the business. This decision followed from the notice of contract termination the Company received from the largest customer of PSG and the determination that this segment did not fit with the long-term strategies and operations of the business at-large. As a consequence, the operating results and related loss estimated on disposal were presented as discontinued operations in the unaudited consolidated financial statements as of and for the nine months ended July 31, 2001.

In addition, on October 30, 2001, the Company changed its fiscal year end from October 31 to December 31. As a result, on December 19, 2001, the Company filed a transition report on Form 10-Q as of December 31, 2000 and for the two month periods ended December 31, 2000 and 1999. The sale of HCm occurred before the filing of this report, therefore the unaudited condensed consolidated balance sheet as of December 31, 2000 and the results of operations for the transition period present HCm as a discontinued operation in the transition report. Accordingly, no pro forma December 31, 2000 financial statements are presented in this report.

The unaudited pro forma financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of HMS as reported in its annual report on Form 10-K as of and for the fiscal year ended October 31, 2000, and its quarterly report on Form 10-Q as of and for the nine months ended July 31, 2001.

                         HEALTH MANAGEMENT SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JULY 31, 2001
                                 (IN THOUSANDS)

                                    Historical HMS     Pro Forma        Pro Forma
                                    July 31, 2001     Adjustments      Consolidated
                                   --------------     -----------      -------------
Assets
Current assets:
Cash and cash equivalents           $ 15,783          $ (9,196)(b)     $ 24,979
Short term investments                 4,675                 -            4,675
Accounts receivable, net              17,228             2,941 (a)       14,287
Prepaid expenses and other
current assets                         4,548               383 (a)        4,165
                                   ----------        ----------        ---------

Total current assets                  42,234            (5,872)          48,106

Property and equipment, net            4,895             1,231 (a)        3,664
Capitalized software costs             7,452             5,447 (a)        2,005
Goodwill, net                          7,160                 -            7,160
Deferred income taxes, net            11,086                 -           11,086
Other assets                           1,894                11 (a)        1,883
                                   ----------        ----------        ---------

Total assets                        $ 74,721             $ 817         $ 73,904
                                   ==========        ==========        =========

Liabilities &
stockholders' equity
Current liabilities:
Accounts payable
and accrued expenses                $ 11,718           $ 2,035 (a)     $ 10,383
                                                          (700)(c)
Deferred revenue                       2,715             2,715 (a)            -
Net liabilities of
discontinued operations                  835                 -              835
                                   ----------        ----------        ---------
Total current liabilities             15,268             4,050           11,218

Other liabilities                      1,039                 -            1,039
                                   ----------        ----------        ---------

Total liabilities                     16,307             4,050           12,257
                                   ----------        ----------        ---------

Stockholders' equity:
Common stock                             192                 -              192
Capital in excess of par              72,945                 -           72,945
Accumulated deficit                   (5,650)           (3,233)(d)       (2,417)
Accumulated other
comprehensive loss                       (51)                -              (51)
Treasury stock                        (8,300)                -           (8,300)
Note receivable from
sale of stock                           (722)                -             (722)
                                   ----------        ----------        ---------
Total stockholders' equity            58,414            (3,233)           61,647
                                   ----------        ----------        ---------

Total liabilities
& stockholders' equity               $74,721             $ 817          $ 73,904
                                   ==========        ==========        =========


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) Represents the historical assets and liabilities of HCm as of July 31, 2001. HCm was sold by the Company on December 11, 2001.

(b) Adjustment to record the cash proceeds received by the Company from the sale of HCm.

(c) Adjustment to record the transaction expenses associated with the sale of HCm, to be paid subsequently.

(d) Adjustment to recognize the book gain generated from the sale of HCm based on July 31, 2001 balances.

                         HEALTH MANAGEMENT SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JULY 31, 2001
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                     Historical HMS         Pro Forma
                                    nine months ended      Adjustments         Pro Forma
                                      July 31, 2001           Note (a)        Consolidated
                                    ------------------    -------------       ------------

Revenue                                $ 62,129              $ 16,921           $ 45,208

Cost of services:
Compensation                             34,484                 8,262             26,222
Data processing                           7,074                 2,272              4,802
Occupancy                                 6,218                 1,274              4,944
Direct project costs                      9,259                 1,050              8,209
Other operating expenses                  7,514                 1,491              6,023
Restructuring costs                         785                    --                785
Amortization of intangibles                 264                    --                264
                                       --------              --------           --------

                                         65,598                14,349             51,249
                                       --------              --------           --------

Operating income (loss)                  (3,469)                2,572             (6,041)

Other income:
Gain of sale of assets                    1,614                    --              1,614
Interest income, net                        582                    14                568
                                       --------              --------           --------
    Total other income                    2,196                    14              2,182
                                       --------              --------           --------

Income (loss) before
income taxes                             (1,273)                2,586             (3,859)

Income tax (benefit) expense               (463)                  984             (1,447)
                                       --------              --------           --------

Income (loss) from continuing
operations                             $   (810)             $  1,602           $ (2,412)
                                       ========              ========           ========

Loss per common share data:
Basic and diluted                      $  (0.04)                                $  (0.14)
                                       ========                                  ========

Weighted average common
shares outstanding:
Basic and diluted                        17,694                                  17,694
                                        ========                                ========

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(a) Represents the historical financial results of HCm for the nine months ended July 31, 2001. HCm was sold by the Company on December 11, 2001.

                         HEALTH MANAGEMENT SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                      Historical HMS        Pro Forma
                                     for the year ended     Adjustments        Pro Forma
                                     October 31, 2000         Note (a)        Consolidated
                                     ----------------       -----------       ------------

Revenue                                $  98,087              $ 21,781          $ 76,306

Cost of services:
Compensation                              62,986                11,098            51,888
Data processing                            4,488                 2,221             2,267
Occupancy                                 10,788                 1,869             8,919
Direct project costs                      11,187                 1,256             9,931
Other operating expenses                  11,389                 2,049             9,340
Restructuring costs                        3,483                    --             3,483
Amortization of intangibles                  948                    --               948
                                       ---------              --------          --------

                                         105,269                18,493            86,776
                                       ---------              --------          --------

Operating income (loss)                   (7,182)                3,288           (10,470)

Other income:
Interest income, net                       1,158                    47             1,111
                                       ---------              --------          --------

Income (loss) before
income taxes                              (6,024)                3,335            (9,359)

Income tax (benefit) expense              (2,563)                1,417            (3,980)
                                       ---------              --------          --------

Income (loss) from continuing
 operations                            $  (3,461)             $  1,918          $ (5,379)
                                       =========              ========          ========

Loss per common share data:
Basic and diluted                      $  (0.20)                                $  (0.31)
                                       ========                                 ========

Weighted average common shares
outstanding:
Basic and diluted                        17,467                                  17,467
                                       ========                                ========


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(a) Represents the historical financial results of HCm for the fiscal year ended October 31, 2000. HCm was sold by the Company on December 11, 2001.

                         HEALTH MANAGEMENT SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                       Historical HMS            Pro Forma
                                      for the year ended        Adjustments        Pro Forma
                                       October 31, 1999           Note (a)        Consolidated
                                      ------------------        ------------      -------------
Revenue                                   $ 114,055               $ 21,829          $ 92,226

Cost of services:
Compensation                                 64,253                 12,307            51,946
Data processing                               6,746                  1,524             5,222
Occupancy                                     9,377                  1,908             7,469
Direct project costs                         11,214                    681            10,533
Other operating expenses                     11,328                  3,072             8,256
Amortization of intangibles                     840                     --               840
                                           --------                -------            ------

                                            103,758                 19,492            84,266
                                           --------                -------            ------

Operating income                             10,297                  2,337             7,960

Other income:
Interest income, net                          1,277                     13             1,264
                                           --------                -------            ------

Income before income taxes                   11,574                  2,350             9,224

Income tax expense                            4,091                    930             3,161
                                           --------                -------            ------

Income from continuing operations           $ 7,483               $  1,420           $ 6,063
                                            =======               ========           =======
Earnings per common share data:
Basic                                        $ 0.43                                   $ 0.35
                                            =======                                   ======
Diluted                                      $ 0.43                                   $ 0.35
                                            =======                                   ======

Weighted average common
shares outstanding:
Basic                                        17,357                                   17,357
                                            =======                                  =======
Diluted                                      17,419                                   17,419
                                            =======                                  =======

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(a) Represents the historical financial results of HCm for the fiscal year ended October 31, 1999. HCm was sold by the Company on December 11, 2001.

                        HEALTH MANAGEMENT SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                 Historical HMS            Pro Forma
                                for the year ended        Adjustments           Pro Forma
                                 October 31, 1998           Note (a)           Consolidated
                                -------------------       -----------          ------------

Revenue                            $ 105,252               $ 24,451               $ 80,801

Cost of services:
Compensation                          59,288                 13,478                 45,810
Data processing                        8,771                  2,004                  6,767
Occupancy                              9,663                  1,841                  7,822
Direct project costs                   5,068                      -                  5,068
Other operating expenses              12,838                  4,231                  8,607
Amortization of intangibles            1,964                      -                  1,964
                                   ----------             ----------              ---------

                                      97,592                 21,554                 76,038
                                   ----------             ----------              ---------

Operating income                       7,660                  2,897                  4,763

Other income:
Interest and other
income, net                            2,297                    617                  1,680
                                   ----------             ----------              ---------

Income before income taxes             9,957                  3,514                  6,443

Income tax expense                     3,869                  1,468                  2,401
                                   ----------             ----------              ---------

Income from continuing
operations                           $ 6,088                $ 2,046                $ 4,042
                                   ==========             ==========              =========

Earnings per common share data:
Basic                                 $ 0.35                                        $ 0.23
                                   ==========                                     =========
Diluted                               $ 0.34                                        $ 0.23
                                   ==========                                     =========

Weighted average common
shares outstanding:
Basic                                 17,366                                        17,366
                                   ==========                                     =========
Diluted                               17,833                                        17,833
                                   ==========                                     =========

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(a) Represents the historical financial results of HCm for the fiscal year ended October 31, 1998. HCm was sold by the Company on December 11, 2001.

(c)   Exhibits

Exhibit
Number            Description
-------           -----------

10.1 Stock Purchase Agreement dated December 11, 2001 between Health Management Systems, Inc., Avega Partners, Inc., Robert V. Nagelhout and Thomas Kazamek

99                Press release dated December 11, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: December 26, 2001                   HEALTH MANAGEMENT SYSTEMS, INC.
                                          --------------------------------
                                                      (Registrant)



                                          By: /s/ William F. Miller III
                                          -----------------------------
                                          William F. Miller III
                                          Chairman and Chief Executive Officer

                                          By: /s/ Robert M. Holster
                                          -----------------------------
                                          Robert M. Holster
                                          President, Chief Operating Officer
                                          and Interim Chief Financial Officer